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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 31, 1999


                              TRIMARK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                   Delaware
                 (State or other jurisdiction of incorporation)

           0-18613                                        95-4272695
      (Commission File                                 (I.R.S. Employer
           Number)                                   Identification Number)

       2644 30th Street                                      90405
  Santa Monica, California                                 (Zip code)
(Address of principal executive
           offices)



                                (310) 314-2000
              (Registrant's telephone number, including area code)


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Item 5.   OTHER EVENTS

On March 31, 1999, Trimark Holdings, Inc. (the "Registrant") announced that it had completed an exchange of stock with broadcast.com inc. in connection with the February 22, 1999 agreement to jointly market certain of the Registrant's movies by streaming them on the broadcast.com web site. A copy of the press release issued by the Registrant in connection with this matter is filed in this report as Exhibit 99.6 hereto.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

a.   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

b.   PRO FORMA FINANCIAL INFORMATION

Not applicable.

c.   EXHIBITS

Exhibit 99.6 - The press release issued by the Registrant on March 31, 1999 is filed as Exhibit 99.6 to this report and incorporated in this report by reference for all purposes.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                       TRIMARK HOLDINGS, INC.
                                       ----------------------
                                            (Registrant)


Date:  April 16, 1999                  /s/ Jeff Gonzalez
                                       -----------------------
                                       Jeff Gonzalez
                                       Chief Financial Officer






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                               INDEX TO EXHIBITS

Exhibit No.         Description                              Method of Filing

 99.6               Press release of the Registrant          filed herewith
                    dated March 31, 1999                     electronically




















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